UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 5, 2026
iRhythm Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	41-3421287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On August 5, 2026, iRhythm Holdings, Inc., a Delaware corporation (“iRhythm” or the “Company”), iRhythm Technologies, Inc., a Delaware corporation and a direct wholly owned subsidiary of iRhythm (“Acquirer”), Project Vessel Merger Sub, Inc., a newly formed Delaware corporation and a direct wholly owned subsidiary of Acquirer (“Merger Sub”), Vital Connect, Inc., a Delaware corporation (the “Target”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative of the stockholders of the Target (the “Stockholders’ Agent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Target (the “Merger”), with the Target surviving the Merger as a direct wholly owned subsidiary of Acquirer and an indirect wholly owned subsidiary of iRhythm (the “Acquisition”).
The Merger Agreement provides that the aggregate consideration payable in connection with the Acquisition to eligible holders of Target capital stock and vested and in-the-money Target warrants consists of (i) cash consideration of $237.5 million, subject to customary adjustments set forth in the Merger Agreement (the “Aggregate Cash Consideration”), and (ii) shares of iRhythm common stock, par value $0.001 per share (“iRhythm Common Stock”), with an aggregate value of $50 million (together with the Aggregate Cash Consideration, the “Aggregate Consideration”), subject to adjustment, in exchange for all the issued and outstanding equity of the Target. The number of shares of iRhythm Common Stock issuable will be based on the volume-weighted average price per share of iRhythm Common Stock on the Nasdaq Global Select Market for the 30 consecutive trading days ending on (and including) the last trading day immediately prior to the date of the Merger Agreement. Outstanding Target stock options will be cancelled without consideration, and vested and out-of-the-money Target warrants and unvested Target warrants will be cancelled without consideration. A portion of the Aggregate Consideration will be held in escrow to secure post-closing purchase price adjustments and indemnification claims under the Merger Agreement. In addition, the Merger Agreement contains customary representations, warranties and covenants of the parties. The Acquisition is expected to close by the end of 2026 and is subject to the satisfaction or waiver of the conditions specified in the Merger Agreement, including receipt of the Target stockholder approval, and, as conditions to the Acquirer’s obligations to close, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The Merger Agreement also provides customary termination rights to each of the parties and provides that Acquirer will pay a reverse termination fee of $9.0 million to the Target if the Merger Agreement is terminated under specified circumstances related to the failure to obtain required antitrust approvals.
Additionally, pursuant to and in connection with the execution of the Merger Agreement, Acquirer and the Target entered into an interim funding agreement (the “Interim Funding Agreement”), pursuant to which Acquirer will, subject to the terms and conditions of the Interim Funding Agreement, make available to the Target one or more grants to fund its normal course of operations and certain specified expenses in advance of completing the Acquisition, with an initial funding of $10.0 million and additional increments thereafter, up to an aggregate maximum amount of $30.0 million.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
The Merger Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. The Merger Agreement is not intended to provide any factual information about the Company or Target. Further, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of that agreement and as of specific dates, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and stockholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company’s reports filed with the U.S. Securities and Exchange Commission (“SEC”).

Item 3.02 Unregistered Sales of Equity Securities.
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01, under the terms of the Merger Agreement, iRhythm has agreed to issue shares of iRhythm Common Stock as partial consideration payable to the eligible holders of Target capital stock and vested and in-the-money Target warrants in connection with the Acquisition. The issuance and sale of shares of iRhythm Common Stock will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. Accordingly, such shares of iRhythm Common Stock have not been registered under the Securities Act and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” and similar expressions, and the negative of these terms. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are only predictions based on the Company’s current plans, expectations, estimates, and assumptions, valid only as of the date they are made, and subject to risks and uncertainties, some of which we are not currently aware. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include, among others: the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals and satisfying other conditions to the completion of the Acquisition; the potential that the expected benefits and opportunities of the Acquisition, if completed, may not be realized or may take longer to realize than expected; unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, expansion and growth of the Company’s business and other risks and uncertainties discussed in the Company’s filings with the SEC, including in Part I, Item 1A, Risk Factors in the Company’s most recent Annual Report on Form 10-K filed with the SEC, and in the Company’s other reports filed with the SEC. Except to the extent required by law, the Company does not undertake to update any of these forward-looking statements after the date hereof to conform these statements to actual results or revised expectations.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, by and among iRhythm Holdings, Inc., iRhythm Technologies, Inc., Project Vessel Merger Sub, Inc., Vital Connect, Inc., and Fortis Advisors LLC, as Stockholders’ Agent, dated August 5, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Schedules or similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRHYTHM HOLDINGS, INC.

Date: August 6, 2026	By:	/s/ Daniel Wilson
Daniel Wilson
Chief Financial Officer